UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	February 26, 2007 (February 23, 2007)

NEW RIVER PHARMACEUTICALS INC.
(Exact name of Registrant as specified in charter)

Virginia	000-50851	54-1816479
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

1881 Grove Avenue, Radford, Virginia	24141
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(540) 633-7978

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 — Other Events

Item 8.01.	Other Events.

On February 23, 2007, New River Pharmaceuticals Inc. (the “Company”) and Shire plc (“Shire”) issued a joint press release announcing that the U.S. Food and Drug Administration (FDA) granted as of that date marketing approval for VYVANSE (lisdexamfetamine dimesylate, formerly known as NRP104), for the treatment of Attention Deficit Hyperactivity Disorder (ADHD).

The press release issued on February 23, 2007 by the Company and Shire is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits.

99.1	Press release issued on February 23, 2007 by the Company and Shire.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 26, 2007

NEW RIVER PHARMACEUTICALS INC.

By:	/s/ Randal J. Kirk
Randal J. Kirk
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Number	Exhibit

99.1	Press release issued on February 23, 2007 by the Company and Shire.